EXHIBIT 99.1


                                                                 FIRST HEALTH

                                                         3200 Highland Avenue
                                                Downers Grove, IL  60515-1223
                                                               (630) 737-7900
                                                          www.firsthealth.com


 Investor Contact: Joseph E. Whitters, CFO, (630) 737-7511

 Media Contact:    Erin Gardiner, (630) 737-5016

                                                        FOR IMMEDIATE RELEASE
                                                        ---------------------


           FIRST HEALTH REPORTS FOURTH QUARTER AND YEAR END RESULTS

 ----------------------------------------------------------------------------


 DOWNERS GROVE, IL - February 17, 2004 - Edward L. Wristen, President and Chief Executive Officer of First Health Group Corp. (NASDAQ: FHCC), announced today the results of operations for the fourth quarter and year ended December 31, 2003.

 Diluted earnings per share (EPS) and net income for the three months and year ended December 31, 2003, increased 14% to $.40 or $38,066,000 and 23% to $1.57 or $152,734,000 respectively, compared with $.35 or $35,697,000 and $1.28 or $132,938,000 respectively, during the same periods last year. Revenues for the three months and year ended December 31, 2003, increased 14% to $238,786,000 from $209,754,000 and 17% to $890,926,000 from
 $759,966,000, respectively, during the same periods last year.

 Mr. Wristen commented that the fourth quarter results include two months of activity for the recent acquisitions of Health Net Employer Services, Inc., which increased the Company's revenue in the workers' compensation area, and PPO Oklahoma, which increased the Company's group health revenue, particularly in Oklahoma. Wristen noted that he looks to build sales momentum throughout 2004.

 Mr. Wristen noted that 2004 is a transition year as the Company aggressively looks to reduce expenses while focusing on streamlining operations to produce a more efficient and effective organization, which is expected to re-energize growth for 2005 and beyond. Additionally, Mr. Wristen commented that he continues to expect revenue to grow to approximately $950 million and EPS to be in the $1.55 range for 2004 before share repurchases.


 Conference Call and Webcast
 ---------------------------
 First Health Group Corp. will be hosting a conference call and webcast on Tuesday, February 17 at 8 a.m. Central Standard Time to discuss the Company's fourth quarter and full year results. The quarterly conference call will be available on a live webcast from the Company's website (www.firsthealth.com). The webcast is open to all interested parties on a listen-only basis. Individuals unable to participate in the scheduled call may listen to a replay until February 19 by calling (888) 286-8010, code 11157835. The webcast will also be archived on the company's website. Individuals who listen to the call will be presumed to have read First Health's Annual Report on Form 10-K for the year ended December 31, 2002, and Quarterly Reports on Form 10-Q for the three months ended March 31, June 30 and September 30, 2003.


 Business Description
 --------------------
 First Health, the premier national health-benefits services company, specializes in providing large payors with integrated managed care solutions. First Health is a unique national managed care company serving the group health, workers' compensation and state agency markets. Using technology to enable service and managed care innovations, First Health sets the bar for industry performance. For more information, visit the company website at www.firsthealth.com.


 Forward-Looking Statements Notice
 ---------------------------------
 Certain statements herein regarding anticipated financial results for 2004 and the Company's business prospects are forward-looking statements that involve substantial risks and uncertainties. In accordance with the Private Securities Litigation Reform Act of 1995, factors that could cause the Company's actual results to differ materially from those expressed or implied by such forward-looking statements include, among others, the inability of the Company to continue to: (i) enter into contracts with and successfully implement programs for new clients within the time frame established by the Company and achieve the revenue growth expected to result from the addition of such clients, (ii) expand its group health, workers' compensation and public sector business, (iii) control health care benefit expenses and (iv) successfully integrate the recently completed acquisitions of Health Net Employer Services and PPO Oklahoma. All forward-looking statements herein are made as of the date hereof, and the Company undertakes no obligation to update such statements.

                                    # # #

                                   First Health Group Corp.
                        (000's Omitted Except EPS and Percentages)
                                         (Unaudited)


                                   Three Months Ended December 31,       Year Ended December 31,
                                   --------------------------------  -------------------------------
                                                         % Increase                       % Increase
                                    2003       2002      (Decrease)     2003       2002   (Decrease)
                                  --------   --------   -----------   --------   -------- ----------
 ---------------------------------------------------------------------------------------------------
 Revenues                        $ 238,786  $ 209,754       14%      $ 890,926  $ 759,966     17%
 ---------------------------------------------------------------------------------------------------

 Operating Expenses:

   Cost of Services                106,368     94,564       12%        401,335    336,094     19%
   Selling and Marketing            27,397     21,607       27%         92,977     77,878     19%
   General and Administrative       19,456     15,903       22%         66,104     55,057     20%
   Health Care Benefits              7,433      3,888       91%         21,462     15,455     39%
   Depreciation and Amortization    16,699     14,928       12%         63,033     56,077     12%
                                  --------   --------      ----       --------   --------    ----
                                   177,353    150,890       18%        644,911    540,561     19%

 ---------------------------------------------------------------------------------------------------
 Income from operations             61,433     58,864        4%        246,015    219,405     12%
 ---------------------------------------------------------------------------------------------------

 Non-operating expenses (Income)

   Interest Income                  (1,686)    (1,609)       5%         (5,928)    (6,698)   (11)%
   Interest Expense                  1,716      1,224       40%          5,586      5,454      2%
                                  --------   --------      ----       --------   --------    ----
 Income Before Income Taxes         61,403     59,249        4%        246,357    220,649     12%

 Income Taxes                      (23,337)   (23,552)      (1)%       (93,623)   (87,711)     7%
                                  --------   --------      ----       --------   --------    ----
 Net Income                      $  38,066  $  35,697        7%      $ 152,734  $ 132,938     15%
                                  ========   ========      ====       ========   ========    ====

 Share Information:
 ------------------
 Weighted Average
   Shares Outstanding - Basic       92,644    100,204       (8)%        94,883   100,697      (6)%
                                  ========   ========      ====       ========   ========    ====
 Net Income Per
   Common Share - Basic          $     .41  $     .36       14%      $    1.61  $    1.32     22%
                                  ========   ========      ====       ========   ========    ====


 Weighted Average
   Shares Outstanding - Diluted     94,591    103,342       (8)%        97,199    104,258     (7)%
                                  ========   ========      ====       ========   ========    ====
 ---------------------------------------------------------------------------------------------------

 Net Income Per
   Common Share - Diluted        $     .40  $     .35       14%      $    1.57  $    1.28     23%
                                  ========   ========      ====       ========   ========    ====
 ---------------------------------------------------------------------------------------------------

                                   First Health Group Corp.
                             (000's Omitted Except Percentages)
                                          (Unaudited)


                                   Three Months Ended December 31,       Year Ended December 31,
                                   --------------------------------  -------------------------------
                                                         % Increase                       % Increase
 Revenue Information                2003       2002      (Decrease)     2003       2002   (Decrease)
                                  --------   --------   -----------   --------   -------- ----------
 ---------------------------------------------------------------------------------------------------
 Commercial Revenue

   Group Health:
     PPO + Administration
       Services                  $  98,573  $  88,298       12%      $ 375,664  $ 239,800     57%
     PPO Services                   37,310     40,391       (8)%       153,511    210,846    (27)%
     Premiums                        8,786      3,888      126%         21,560     15,541     39%
                                  --------   --------      ----       --------   --------    ----
   Total Group Health              144,669    132,577        9%        550,735    466,187     18%

   Workers' Compensation:
     PPO + Administration
       Services                     32,034     25,942       23%        105,325    106,363     (1)%
     PPO Services                   16,507     13,475       23%         62,785     54,961     14%
                                  --------   --------      ----       --------   --------    ----
   Total Workers' Compensation      48,541     39,417       23%        168,110    161,324      4%

   Total Commercial Revenue        193,210    171,994       12%        718,845    627,511     15%
                                  --------   --------      ----       --------   --------    ----
 Public Sector                      45,576     37,760       21%        172,081    132,455     30%
                                  --------   --------      ----       --------   --------    ----
 Total Revenue                   $ 238,786  $ 209,754       14%      $ 890,926  $ 759,966     17%
                                  ========   ========      ====       ========   ========    ====
 ------------------------------------------------------------------------------------------------
 ------------------------------------------------------------------------------------------------
 Operating Income Margins*
 ------------------------------------------------------------------------------------------------

   Commercial                          31%        34%                      33%        35%
                                       ==         ==                       ==         ==
   Public Sector                        5%         1%                       6%         2%
 ========================================================================================
 *Income from operations as a percent of revenues

                                       December 31,           December 31,
 Summary Balance Sheet Information:       2003                   2002
 ---------------------------------       -------                -------
         Assets:
         --------------------------------------------------------------------
         Cash and Investments           $139,729               $152,712
         Accounts Receivable             102,895                 69,981
         Reinsurance Recoverable          38,852                 27,582
         Fixed Assets                    235,890                205,503
         Goodwill                        324,335                279,447
         Intangible Assets                82,615                 54,086
         Deferred Taxes                   26,790                 35,255
         Other Assets                     26,305                 18,795
                                         -------                -------
           Total Assets                 $977,411               $843,361
                                         =======                =======
         Liabilities:
         --------------------------------------------------------------------
         Claims Reserves                $ 48,128               $ 40,420
         Debt Outstanding                270,000                120,000
         Deferred Taxes                  126,474                114,692
         Purchase Reserve                  5,104                  5,795
         Accounts Payable                 73,261                 50,841
         Accrued Expenses                 42,674                 47,740
         Other Liabilities                33,292                 49,727
                                         -------                -------
           Total Liabilities             598,933                429,215

         Stockholders' Equity:           378,478                414,146
                                         -------                -------
           Total Liabilities and
             Stockholders' Equity       $977,411               $843,361
                                         =======                =======


                           First Health Group Corp.
                              (000's Omitted)
                                (Unaudited)

 Consolidated Statement of Cash Flows:
 -------------------------------------
                                                        Year Ended December 31,
                                                         --------------------
                                                           2003        2002
                                                         --------    --------
 Cash flows from operating activities:
 Net Income                                             $ 152,734   $ 132,938
                                                         --------    --------

 Adjustments to Reconcile Net Income to Net Cash
 Provided by Operating Activities:

   Depreciation and amortization                           63,033      56,077
   Change in allowance for uncollectible receivables         (144)      3,455
   Provision for deferred income taxes                     27,677      10,448
   Tax benefits from stock options exercised                8,920      16,521
   Income from limited partnership                         (3,031)     (3,096)
   Other, net                                                 362         299

 Changes in Assets and Liabilities (net of effects of acquired businesses):

   Accounts receivable                                    (21,688)     13,495
   Other current assets                                   (20,999)      4,920
   Reinsurance recoverable                                  1,854         (45)
   Accounts payable and accrued expenses                    8,047      13,833
   Claims reserves                                          7,708       1,972
   Income taxes payable                                   (16,299)     23,698
   Non-current assets and liabilities                       1,270       3,016
                                                         --------    --------
 Net cash provided by operating activities                209,444     277,531
                                                         --------    --------

 Cash flows from investing activities:

   Purchases of investments                               (50,418)    (80,269)
   Sales of investments                                    49,872      75,923
   Acquisition of business, net of cash acquired          (91,981)    (42,959)
   Assets held for sale                                        --         923
   Purchase of property and equipment                     (84,801)    (71,583)
                                                         --------    --------
   Net cash used in investing activities                 (177,328)   (117,965)
                                                         --------    --------

 Cash flows from financing activities:

   Purchase of treasury stock                            (216,605)   (109,322)
   Proceeds from issuance of long-term debt               317,000     240,000
   Repayment of long-term debt                           (167,000)   (317,500)
   Proceeds from issuance of common stock                  21,397      32,243
   Stock option loans to employees                             --      (2,272)
   Stock option loan repayments                               287       3,761
   Sales of put options on common stock                        --         375
                                                         --------    --------
   Net cash used in financing activities                  (44,921)   (152,715)
                                                         --------    --------

 Net increase (decrease) in cash and cash equivalents     (12,805)      6,851
 Cash and cash equivalents, beginning of period            20,852      14,001
                                                         --------    --------
 Cash and cash equivalents, end of period               $   8,047   $  20,852
                                                         ========    ========